UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

   Filed by the Registrant [x]

   Filed by a Party other than the Registrant [  ]

   Check the appropriate box:

   [  ]  Preliminary Proxy Statement

   [  ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

   [x]  Definitive Proxy Statement

   [  ]  Definitive Additional Materials

   [  ]  Soliciting Material Pursuant to § 240.14a-12

INVESTORS CAPITAL HOLDINGS, LTD.

(Name of Registrant as Specified In Its Charter)

_____________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [x]  No fee required.

   [  ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule   0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

(5)    Total fee paid:

[  ]  Fee paid previously with preliminary materials.

[  ]  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

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Notice of 2011 Annual Meeting

and

Proxy Statement

July 14, 2011

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders (the "Meeting") of Investors Capital Holdings, Ltd. (the "Company") to be held on Tuesday, August 23, 2011, at 10:00 a.m. local time, at the Eastern Point Yacht Club located at 125 Eastern Point Boulevard, Gloucester, Massachusetts.  Your Board of Directors and management look forward to greeting those stockholders who are able to attend.

The Notice of Annual Meeting of Stockholders and Proxy Statement containing information pertaining to the business to be transacted at the Meeting appear on the following pages.

Whether or not you plan to attend, it is important that your shares be represented and voted at the Meeting.  You are requested to complete, sign, date, and mail the enclosed proxy card at your earliest convenience.

On behalf of the Board of Directors and management I would like to thank you for your interest and participation in the affairs of the Company.

Sincerely,

/s/ Timothy B. Murphy

Chief Executive Officer

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INVESTORS CAPITAL HOLDINGS, LTD.

230 Broadway East

Lynnfield, Massachusetts 01940

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON TUESDAY, AUGUST 23, 2011

July 14, 2011

To the Stockholders:

NOTICE IS HEREBY GIVEN, that the Annual Meeting of Stockholders (the "Meeting") of Investors Capital Holdings, Ltd., a Delaware corporation (the "Company"), will be held at 10:00 a.m. local time on Tuesday, August 23, 2011 at the Eastern Point Yacht Club located at 125 Eastern Point Boulevard, Gloucester, Massachusetts for the following purposes:

*       To elect six directors, each to serve for a term of one year or until his or her successor is elected and qualified;

*       To ratify the appointment by the Board of Directors of independent auditors to audit the Company's books and records for the fiscal year ending March 31, 2012; and

*       To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Only holders of common stock of record as of the close of business on July 1, 2011 will be entitled to notice of, and to vote at, the Meeting, or any adjournments or postponements thereof.

Stockholders are cordially invited to attend the Meeting.  Please contact the Company at 800-949-1422 to obtain directions to the meeting location.

It is important that your shares be represented and voted at the Meeting.  Because many of our stockholders cannot personally attend the Meeting, it is necessary that a large number be represented by proxy in order to participate in the Meeting.  Therefore, if you do not expect to attend the Meeting, but wish your stock to be voted for the business to be transacted thereat, you are requested to complete, sign and date the enclosed proxy card and return it by mailing it in the accompanying postage-paid envelope.

By Order of the Board of Directors,

/s/ Douglas C. Leonard, Esq.

Secretary

      Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on August 23, 2011:  The Proxy Statement and the Annual Report to Stockholders are available at https://materials.proxyvote.com/46147M.

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PROXY STATEMENT

General

This Proxy Statement and the accompanying Proxy Card are being furnished in connection with the solicitation by the Board of Directors (the "Board") of Investors Capital Holdings, Ltd., a Delaware corporation (the "Company"), of proxies to be voted at the Annual Meeting of Stockholders of the Company (the "Meeting") to be held on Tuesday, August 23, 2011 at 10:00 a.m. local time at the Eastern Point Yacht Club located at 125 Eastern Point Boulevard, Gloucester, Massachusetts, or any adjournments or postponements thereof, for the purposes set forth in the attached Notice of Annual Meeting of Stockholders.

Only the holders of record of the Company's common stock, par value $.01 per share, as of the close of business on July 1, 2011 (the "Record Date") are entitled to notice of, and to vote on, all matters properly brought before the Meeting or any adjustments or postponements thereof.  As of the Record Date, there were 6,613,729 shares of common stock outstanding.

Voting and Proxy Procedures

Each stockholder is entitled to cast one vote for each share of common stock held by him or her at the close of business on the Record Date.  Pursuant to the Company's Bylaws, to constitute a quorum for the transaction of business at any meeting of stockholders, there must be present, in person or by proxy, the holders of a majority of the voting power of the issued and outstanding shares of voting stock of the Company.  Once a share is represented for any purpose at the meeting, it is deemed present for quorum purposes for the remainder of the meeting.  A plurality of the votes cast by the shares of stock entitled to vote, in person or by proxy, at the Meeting will elect directors as long as a quorum is present.  If a quorum exists, action on each other question to be voted upon will be approved if votes, in person or by proxy, cast by stockholders favoring the action exceed the vote cast by stockholders opposing the action.  When proxies in the enclosed form are returned properly executed, the shares represented thereby will be voted at the Meeting and, where instructions have been given by the stockholder, will be voted in accordance therewith.  If the stockholder does not otherwise specify, the stockholder’s shares will be voted FOR each of the nominees for director, and FOR the proposal to ratify the appointment of the independent auditors, all as set forth in this Proxy Statement, and in accordance with their best judgment as to any other business which may come properly before the Meeting.  Votes will be counted manually.

Abstentions and broker "non-votes" are not counted for purposes of the election of a director.  On all other proposals, abstentions will be considered as a vote against the proposal, and broker non-votes will not be counted at all.  A stockholder executing the accompanying proxy has the power to revoke it at any time prior to the exercise thereof by appearing at the Meeting and voting in person or by filing with the Secretary of the Company, (i) a properly executed, later-dated proxy, or (ii) a written instrument revoking the proxy.

This Proxy Statement and the accompanying Proxy Card are first being mailed to stockholders on or about July 14, 2011.  A copy of the Company's Annual Report to Stockholders for the year ended March 31, 2011, is included with this Proxy Statement.

The solicitation of proxies in the accompanying form is made by, and on behalf of, the Board of Directors.  We have engaged the services of Broadridge Financial Solutions, Inc. to assist us in the distribution of proxies, for which a fee will be paid.  There will be no solicitation by officers and employees of the Company.  The Company will make arrangements with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of proxy materials to the beneficial owners of shares held of record by such persons, and such persons will be reimbursed for reasonable expenses incurred by them in connection therewith.

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security ownership of certain beneficial owners and management

      The following information is provided as of March 31, 2011 with respect to compensation plans (including individual compensation arrangements) under which equity securities of the Company are authorized for issuance.

	to be issued	Weighted-average	future issuance under
	upon exercise of	exercise price of	equity compensation plans
	outstanding option,	outstanding options,	(excluding securities
Plan category	warrants and rights	warrants and rights	reflected in column (a))
	(a)	(b)	(c)

Equity compensation
plans approved by
security holders	none	-	532,136

Equity compensation
plans not approved
by security holders	150,000	$1.00	none

Total	150,000	$1.00	532,136

      The following table presents information regarding beneficial ownership of our common stock as of July 8, 2011 by: (1) each person (including any group, as defined in Section 13(d)(3) of the Exchange Act) who is known to the Company to own beneficially more than five percent (5%) of our outstanding common stock, (2) the Chairman, CEO and CFO of the Company (the “Named Executive Officers”), (3) each director and nominee, and (4) all director/nominees and Named Executive Officers as a group.

Name of
Beneficial Owner	Number of Shares Beneficially Owned	Percent Beneficially Owned
Theodore E. Charles	3,225,820	48.77%
“Robino Stortini” group (1)	782,304	11.83%
Timothy B. Murphy	482,830	7.14%
Arthur Stickney	33,000	0.50%
William J. Atherton	4,000	*
Robert Martin	-	*
Geoffrey Chalmers	-	*
Kathleen L. Donnelly	100	*
All directors/nominees and executive officers as a group (7 Persons)	3,745,750	56.38%

*     Less than 0.1%.

(1)  Based solely on a Schedule 13D filed July 9, 2008.  Includes shares held, primarily on a shared voting and dispositive power basis, by a “group” reported to be comprised of:  Michael Stortini (782,304 shares); RSSIAM, LLC, RSSI Investment Advisers, LLC and Charles J. Robino (761,404 shares, each); Robino Stortini Holdings II, LLC (7,913 shares); and RSH Opportunities Fund I, LLC (7,000 shares).

   The persons named in the above table have sole voting and dispositive power over all shares of common stock shown as beneficially owned by them, except as otherwise indicated.  278,000 shares attributed in the above table to Mr. Charles are held by Mr. Charles as trustee of a charitable trust, and Mr. Charles denies any beneficial interest therein.  The shares attributed to Mr. Charles do not include a total of 383,000 shares held by his spouse, a daughter and trusts for two daughters.  Mr. Murphy holds immediately exercisable options to purchase 150,000 shares of common stock from the Company.  The shares underlying these options are included in the number of shares attributed to Mr. Murphy in the above table.  The shares attributed to Mr. Murphy also include 648 shares held for the benefit of 529 Plans for his children in which he denies any personal beneficial interest.

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   The business address of Messrs. Charles and Murphy and Ms. Donnelly is c/o Investors Capital Holdings, Ltd., 230 Broadway East, Lynnfield, Massachusetts 01940.  The business address of Mr. Martin is c/o Mercury Brewing Company, 23 Hayward Street, Ipswich, Massachusetts.  Correspondence to Messrs. Stickney, Atherton or Chalmers may be directed to the above address for Investors Capital Holdings, Ltd. attention of the Secretary, who will promptly forward same to the intended recipient.  All of the members of the “Robino Stortini” group report an address of 102 Robino Court, Suite 101, Wilmington, DE 19804.

PROPOSAL 1.

ELECTION OF DIRECTORS

Six directors are to be elected at the Meeting to hold office until the next annual stockholders meeting or until their successors have been duly elected and qualified.  It is the intention of the proposed proxies named in the accompanying Proxy Card to vote FOR the election of the following six persons as directors of the Company, unless authority to do so is withheld:  William J. Atherton, Geoffrey Chalmers, Theodore E. Charles, Robert Martin, Timothy B. Murphy and Arthur Stickney.  The nominees, all of whom currently are directors of the Company, have consented to being nominated and named herein and to serving as directors if elected at the Meeting.  In the event that any of these nominees for director should become unavailable for election for any presently unforeseen reason, the proposed proxies named in the accompanying Proxy Card have the right to use their discretion to vote for a substitute.

Pursuant to the Bylaws of the Company, the number of Directors is currently set at six, and may be adjusted from time to time by vote of the Board of Directors.  Each director presently is elected for a one-year term at each annual meeting of the stockholders.  Officers are appointed by, and serve at the pleasure of, the Board of Directors.

      The following sets forth, as of July 11, 2011, certain information with respect to each of the Board’s nominees for election as a director:

      Theodore E. Charles, age 68, has served as a director and chairman of the board of the Company since its inception in July 1995.  A founder of Investors Capital Holdings, Mr. Charles served as the Company’s Chief Executive Officer and President from 1995 until August 2008.  Mr. Charles served on the Board of Directors of Revere Savings Bank of Massachusetts from 1997 to 2001 and served on the Advisory Board of Danvers Savings Bank from 2001 to 2003.  Mr. Charles currently holds series 6, 63, 7 and 24 securities licenses, has been a member of the Financial Planning Association since 1985 and formerly served as Chairman of the Shareholder Advisory Board of Life USA Insurance Company.

      Mr. Charles has built several successful companies from the ground up.  He holds several certificates in various financial disciplines from several well known universities.  Additionally, he created several mutual funds and advisory programs.  Founder, Chairman, successful entrepreneur and experienced industry player, Mr. Charles brings a broad range of securities and insurance industry knowledge and contacts, strategic skills and entrepreneurial insight to the Board of Directors.

   Timothy B. Murphy, age 47, has served as a director of the Company since July 1995.  A founder of the Company, Mr. Murphy has served as its President and Chief Executive Officer since August 2008. He served as Executive Vice President and Chief Financial Officer of the Company from its inception until August and December 2008, respectively, and as President of Investors Capital Corporation (“ICC”) since 1994 and of Eastern Point Advisors, Inc. (“EPA”) from 1995 to 2008.  Mr. Murphy entered the securities industry in 1990 after graduating from Babson College with degrees in Finance, Investments and Quantitative Methods and a minor in Economics. Starting as a stockbroker for Clayton securities, in 1992 Mr. Murphy accepted a trading position with G.R. Stuart & Co. where he ran trading and operations and entered into the field of compliance. In 1994 Mr. Murphy took a position with Baybanks brokerage as assistant compliance officer before joining ICC as its first president later that year. Since starting with the Company he has overseen day to day operations of all aspects of the organization. Mr. Murphy also currently serves on the board of The Financial Services Institute. Mr. Murphy holds series 4, 7, 24, 27, 53, 63 and 65 securities licenses.

His long tenure as president of ICC, his strategic position as CEO of ICH, academic background and extensive industry experience eminently qualify Mr. Murphy to serve on the Board of Directors of the Company

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      William J. Atherton, FLMI, CLU, age 72, has served as a director of the Company since November 2004.  Mr. Atherton is a retirement income planning consultant to insurers, money managers, distribution firms and administrative firms operating in the insurance industry. He is a former president of two life insurance companies: North American Security Life (NASL), now John Hancock Annuities, of Boston, MA from 1984 through 1996 and Ameritas Variable Life Insurance Company of Lincoln, NE., from 1997 to 2004, retiring at the mandatory age of 65.  In these roles, Mr. Atherton was the President and a director of two mutual fund companies, the NASL Series Trust and the Calvert Variable Series and a member of the boards of NASL and Ameritas Holding Company.  As chief executive of these companies, Mr. Atherton supervised all functions of the companies, including the actuarial, finance, sales, marketing, administration and legal departments, accountable to the boards of each firm for compliance and success in each area. The functions of chief actuary, chief financial officer, chief legal officer and chief marketing officer reported to Mr. Atherton in each company.

      Prior to his election to his positions at NASL, Mr. Atherton had 25 years of administrative and marketing experience at North American Life of Toronto, and is a retiree with the surviving company, Manulife Financial.  In 2003, Mr. Atherton was awarded the John D. Marsh memorial award as a sign of his induction into the Hall of Fame for the National Association for Variable Annuities (NAVA - now the Insured Retirement Institute - IRI) and is a member of the Retirement Income and the Operations and Technology committees of the IRI.

      Since his retirement from corporate life, Mr. Atherton has focused on assistance to a select group of retained and project clients in the areas of business development and product design. He is the member of the boards of RAD Insurance Holdings, Inc., and The Elements Financial Group and is often employed as an expert witness in FINRA arbitration hearings concerning variable annuity and variable life products - a product line making up close to half of Investors Capital's revenue.

      Given the importance of variable annuities in the Company’s business mix, Mr. Atherton, with his lifelong CEO-level immersion in the variable insurance products industry, provides uniquely valuable insights, experience and judgment in this important area.

      Geoffrey Chalmers, age 76, has served as a director of the Company since March 2009.  Since 1996 Mr. Chalmers has been engaged in the private practice of law and legal and compliance consulting to the financial services industry.  An experienced corporate and securities attorney with a Wall Street background, he has served as general counsel to boards of directors of several public companies and has many years of experience as an employee of and counsel to registered broker dealers and investment advisers.  He served as Vice President and General Counsel of Commonwealth Financial Network, Inc., an independent broker-dealer, from 1992 to 1996, where he built and operated the compliance department.  He also was Vice President and General Counsel of Liberty Real Estate Management, Inc., a property management firm, from 1987 to 1992.  For approximately two decades prior thereto, Mr. Chalmers provided legal services, predominantly relating to the financial industry, in a number of capacities including in-house as General Counsel of Continental Investment Corporation, a financial services holding company, as Attorney-Examiner at the Securities and Exchange Commission, and as an associate of or counsel to several law firms.  Mr. Chalmers currently serves as a director of Woodstock Financial Group, Inc., a publicly-traded broker-dealer.

      Mr. Chalmers’ qualifications include several advanced degrees in law and finance from major U.S. universities as well as a FINRA supervisor’s license.  To his service as a board member he brings the attributes of maturity and skills at identifying major issues and problems affecting the Company and providing a context in which they can be discussed and resolved.

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      Robert T. Martin, age 43, has served as a director of the Company since 2005.  Mr. Martin has been President, CEO and a member of the Board of Directors of Mercury Brewing Company/Ipswich Ale Brewery for the past 11 years. Prior thereto, he practiced architecture in the greater Boston area after graduating in 1990 from Rensselaer Polytechnic Institute with degrees in Science and Architecture. In 1995 Mr. Martin took a position as Director of Operations at Ipswich Brewing Company, LTD. where he oversaw all aspects of the production portion of the brewery. Mr. Martin held this position until agreeing to purchase the brewery from its original owners in 1999.

      As President and CEO of Mercury Brewing Company/Ipswich Ale Brewery, Mr. Martin has overseen and participated in all aspects of the corporation including, but not limited to, accounting, legal, sales, marketing, brand acquisition, facility management, State and Federal compliance, strategic partnerships and long term forecasting.  Under his leadership, revenues and production have grown approximately 1000% and 500%, respectively.  By 2009, the brewery was ranked the 2nd largest micro-brewery in the United States.

      Mr. Martin sits on the Board of Corporators of The Institution For Savings in Newburyport, MA, was a member of the Board of Directors of the ICC Capital Growth Fund from 2000 to 2005, and is the past President and currently a member of the Board of Directors of The Massachusetts Brewers Guild.

      Among the many attributes and skills that Mr. Martin brings to the Company’s Board of Directors is his demonstrated ability to plan for, apprehend, prioritize and manage the broad range of strategic and tactical opportunities, problems and issues that inevitably confront business enterprises.

      Arthur Stickney, age 76, has served as a director of the Company since August 2004.  From 1970 through 2003, Mr. Stickney served as the head of Stickney Associates, a marketing and advertising company whose clients included such brand companies as Alex Brown, Bessemer Trust, Fidelity Investments, Fiduciary Trust, StockCross and Tucker Anthony.  Mr. Stickney also served as a partner in charge of business development for Hill Holiday in the late 1960’s, as well as New England and Canadian Advertising Manager for The Wall Street Journal.  Mr. Stickney was instrumental in launching the Fidelity Money Market Fund.  Mr. Stickney’s advertising experience and expertise and financial industry experience make him a valued member of the Board of Directors.

Director Meetings and Attendance

      During the fiscal year ended March 31, 2011 (the fiscal years ended March 31, 2011 and 2010 are sometimes hereinafter referred to as “fiscal 2011” and “fiscal 2010”), the Board held six meetings.  During fiscal 2011, Arthur Stickney attended fewer than 75% of the aggregate total number of meetings of the Board and committees on which he served.   The Company has no policy regarding director attendance at annual stockholder meetings; however, all directors attended the Company’s 2010 annual meeting of stockholders.

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Independent Directors and their Committees

      Four of the six members of the Board, Messrs. Atherton, Chalmers, Martin and Stickney, are “independent directors” as defined by the Company’s Director Independence Standards as well as applicable Securities and Exchange Commission (“SEC”) rule and NYSE Amex listing standards.  The Board maintains separately-designated standing Nominating and Governance, Audit, Human Resources and Risk Committees, the members of which are all independent directors (except that Mr. Charles chairs the latter committee), as described below.  Messrs. Atherton and Martin also serve as the Lead Independent Director and Alternate Lead Independent Director, respectively.

      The following table shows the current members of each standing committee of our Board of Directors:

Director	Audit	Human Resources	Nom. & Governance	Risk
Theodore E. Charles				x
Timothy B. Murphy
William J. Atherton	x	x	x	x
Geoffrey Chalmers	x	x	x	x
Rob Martin	x	x	x	x
Arthur Stickney	x		x

Audit Committee

      The Audit Committee, a separately-designated standing committee established in accordance with section 3(a)(58)(A) of the Exchange Act of 1934, oversees the accounting and financial reporting processes of the Company and audits of the Company’s financial statements.  The Audit Committee consults with the Company’s independent auditors and management with respect to the adequacy of internal controls as well as the Company's audited and interim financial statements before they are made public.  The Committee also is responsible for retaining, determining the compensation of, overseeing, and terminating accounting firms that provide audit, review, attest and other services for the Company.  The Board has determined that Mr. Chalmers is an “audit committee financial expert” as defined by applicable SEC rule.  See the documentation referred to in “Director and Nominee Backgrounds”, above, for information regarding experience of Mr. Chalmers that is relevant to serving as an audit committee financial expert.  The Audit Committee met six times during fiscal 2011.

Human Resources Committee

      The Human Resources Committee is responsible for determining and approving the compensation payable to the Company’s Named Executive Officers, currently, Mr. Charles, Mr. Murphy and Ms. Donnelly, including salary and, as applicable, bonus and long-term incentive compensation.  The Committee also is responsible for reviewing and approving employment agreements and severance and change of control arrangements for these officers, and administers and oversees the Company’s equity incentive plans including authorizing grants thereunder.  The Committee determines such matters after carefully reviewing proposals respecting the amount and form thereof submitted by the chief executive officer, as well as information commissioned from Company staff and/or received from other sources that it deems relevant and material to the process.  The Committee, in its deliberations, may consult third-party compensation surveys and published compensation information respecting selected peer group firms, and is empowered to engage the assistance of outside counsel and experts.  The Committee met six times during fiscal 2011.

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Compensation Consultant

      Management engaged the services of the Day Pitney LLP law firm to advise management and the Human Resources Committee concerning development of the compensation and other aspects embodied in, and to provide preliminary and final drafts of, the employment and consulting agreements entered into between the Company and Mr. Charles, and the employment agreement entered into between the Company and Mr. Murphy, as of April 1, 2010, described herein below.  Initially engaged to educate management and the Committee concerning employment parameters typical for similarly situated public companies, management then instructed Day Pitney to develop detailed agreements contracts reflecting peer practice, the terms of the executives’ existing employment agreements and discussions with the executives, Company counsel, the chief financial officer and members of the Committee.

Nominating and Governance Committee

The Nominating and Governance Committee is responsible, among other things, for identifying persons well qualified to become Board members, and recommending them to the Board as nominees for election at the next annual meeting of shareholders or to fill vacancies.  The Committee also is responsible for recommending to the Board changes in the Company’s corporate governance guidelines, including policies and procedures for review, approval or ratification of transactions with related parties required to be reported under SEC rules.  The Committee met three times during fiscal 2011.

Risk Committee

      The Risk Committee is responsible for providing oversight to management and the Board regarding the identification, management and mitigation of strategic, operational, regulatory, informational, external and other risks relating to the Company’s business and operations.  The Committee met four times during fiscal 2011.

Risk Oversight

      As stated above, the Risk Committee of the Board is primarily responsible for oversight of risks affecting the Company and its business.  To assist the Risk Committee in discharging its responsibilities, the Committee has designated a member of the Committee, Geoffrey Chalmers, as liaison with the Risk Committee of Investors Capital Corporation (“ICC”), the Company’s broker-dealer and investment advisory subsidiary (the “ICC Risk Committee”).  The ICC Risk Committee, comprised of the chief executive officer, the chief financial officer, the ICC chief risk officer/general counsel and various other key members of senior and middle management, meets weekly to discuss matters relating to risks associated with the business of ICC.  In his role as liaison, Mr. Chalmers is tasked with attending ICC Risk Committee meetings as appropriate, and reporting back to the Committee and the Board.  The Audit Committee also addresses risks associated with the Company’s financial reporting, primarily by meeting with and requesting information from management and the Company’s auditors.  The Board also, from time to time, addresses matters of risk, particularly when brought to their attention by the Risk Committee or Audit Committee.

Committee Charters and Code of Ethics

      The Charters of the Audit Committee, Human Resources Committee, and Nominating and Governance Committee, and the Company’s Code of Ethics, are available on our website at www.investorscapital.com/home/investorRelations/corporateGovernance.aspx.

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Director Nomination Process

      In evaluating the suitability of candidates for election or re-election as directors, the Nominating and Governance Committee considers many factors, including general understanding of marketing, finance, and other disciplines relevant to the success of a publicly traded company in today’s business environment; understanding of the Company’s business and technology; educational and professional background; and personal accomplishments. The Committee also evaluates each individual in the context of the Board as a whole, with the objective of recommending a group that can best ensure the success of the Company’s business and represent shareholder interests. In determining whether to recommend a director for re-election, the Committee considers, among other things, the director’s past attendance at meetings and participation in and contributions to the activities of the Board and its committees.  Other than generally as set forth above, the Committee does not consider diversity in identifying nominees for director.

      The Nominating and Governance Committee will consider shareholder recommendations for candidates for the Board. The name of any recommended candidate for director, together with a brief biographical sketch, a document indicating the candidate’s willingness to serve, if elected, and evidence of the nominating shareholder’s ownership of Company stock should be sent to the attention of the Secretary of the Company.

Communications with the Board

       Stockholders desiring to send communications, other than proposals for stockholder meetings, to the Board or individual directors should address such communications to the Company’s Secretary, who will forward such communications to the full Board, or individual directors, as deemed appropriate by senior management.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF ITS NOMINEES FOR DIRECTOR.

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PROPOSAL 2.

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

      On February 3, 2011, the Audit Committee appointed Marcum LLP (“Marcum”) to serve as the Company's independent registered public accountants (“the Company’s Accountants”) for the fiscal year ending March 31, 2012 (“fiscal 2012”).  Although stockholder ratification is not required, the Board of Directors has directed that such appointment be submitted to the stockholders of the Company for ratification at the Meeting as a matter of good corporate governance. If the stockholders do not ratify the appointment of Marcum, the Board of Directors may reconsider the appointment.  Further, whether or not stockholder approval is given, the Audit Committee in its discretion may appoint another independent registered public accounting firm at any time during the year if such committee believes that such a change would be in the best interest of the Company and its stockholders.  One or more representatives of Marcum will attend the Meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

       UHY LLP ("UHY") served as the Company's Accountants for fiscal 2010 through April 19, 2010.  UHY informed us that, effective April 16, 2010, its New England practice was acquired by Marcum and that, as a result of this transaction, UHY would be resigning as the Company’s Accountants effective April 19, 2010.  On April 21, 2010, the Board of Directors appointed Marcum to serve as the Company's Accountants to audit the financial statements of the Company for fiscal 2010.  Marcum has reported to the Company that none of its members has any direct financial interest or material indirect financial interest in the Company or any of its subsidiaries, nor has any member of such firm had any such connection during the past three years.

       UHY’s report on the Company's financial statements for fiscal 2009 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles. Further, during fiscal 2009 and through the date of resignation of UHY, there were no disagreements with UHY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to UHY’s satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such years; and there were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K. The Company has provided UHY with a copy of the foregoing disclosures and, at the Company’s request, UHY has furnished the Company with a letter addressed to the Securities and Exchange Commission affirming UHY’s agreement with such statements.

       During fiscal 2010 and through the date of the appointment of Marcum as the Company’s Accountants, the Company did not consult Marcum with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matter or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

       With respect to services rendered by UHY to the Company for fiscal 2010, UHY leased all of its personnel, who worked under the control of UHY LLP Partners, from wholly-owned subsidiaries of UHY Advisors, Inc., in an alternative practice structure.

       The aggregate fees billed to the Company by the Company’s Accountants for professional services for fiscal 2011 and 2010 were as follows:

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Audit Fees

      The aggregate fees billed for professional services for the audit of the Company's annual financial statements and review of financial statements included in the Registrant’s Forms 10-Q, or for services that are normally provided by the Company’s Accountant in connection with statutory and regulatory filings or engagements for those fiscal years totaled $76,385 for services rendered by UHY for fiscal 2010, and $188,909 and $122,542 for services rendered by Marcum for fiscal 2011 and 2010, respectively.

Audit-Related Fees

      The aggregate fees billed for the fiscal 2011 and 2010 for assurance and related services by Marcum that are reasonably related to the performance of the audit or review of our financial statements (other than disclosed above) totaled $10,000 for fiscal 2011 and $0 for fiscal 2010.   UHY did not bill any audit related fees for fiscal 2010.

Tax fees

      The aggregate fees billed for professional services for tax compliance, tax advice, and tax planning (other than as disclosed above) totaled $5,038 for services rendered by UHY for fiscal 2010, and $5,275 for services rendered by Marcum for fiscal 2010.  All of these were for consulting services rendered with respect to a state tax audit for a year in which UHY Advisors, Inc. prepared the Company’s tax return.  No tax fees were billed for fiscal 2011.

All Other Fees

      For fiscal 2011 and 2010 the Company was not billed by the Company’s Accountant for services other than those disclosed above.

Engagement of Accounting Services

      All audit and non-audit services provided to the Company by accountants, including its independent auditor, must be approved by the Audit Committee prior to the rendering of services unless the following conditions are met:

•	The services are not recognized by the Company at the time of engagement to be non-audit services;

•

The total amount of such services is less than or equal to 5% of the total amount of compensation paid by the Company to the independent auditor during the fiscal year in which the services are provided; and

•

The services are brought promptly to the attention of the Audit Committee and approved by the Committee, or by one or more members thereof who are members of the board of directors who have been delegated approval authority, prior to the completion of the annual audit.

      All other permitted services must be pre-approved by either the Audit Committee or a delegate of the Audit Committee. If pre-approval is obtained from a delegate of the Audit Committee, the service may be performed provided that the service is presented to the Audit Committee at the next scheduled meeting.

      In determining whether or not to approve non-audit accounting services from the Company’s independent auditor, the Audit Committee considers whether the provision of such services is compatible with maintaining the independence of the auditor.

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      100% of the costs of accountant services described above under the headings of Audit-Related Fees, Tax Fees, and All Other Fees, were incurred in conformity with the requirements set forth above respecting circumstances where there is no Audit Committee pre-approval.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO RATIFY THE APPOINTMENT OF MARCUM LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE FISCAL YEAR ENDING MARCH 31, 2012.

Other Matters

       As of the date of this Proxy Statement, the Board knows of no other business to be presented at the Meeting. However, if any other matters properly come before the Meeting, the persons named in the enclosed form of proxy are expected to vote the proxy in accordance with their best judgment on such matters.

* ADDITIONAL INFORMATION *

executive compensation

Summary Compensation Table

     The following table summarizes all plan and non-plan compensation awarded to, earned by, or paid to Messrs. Charles and Murphy and Ms. Donnelly (the “Named Executive Officers”) for fiscal 2011 and 2010 for all services rendered in all capacities to the Company and its subsidiaries.

Name and Principal Position	Fiscal				All
	Year			Stock	Other Compen-
	Ended	Salary	Bonus	Awards	sation	Total
	March 31,	($)	($)	($)	($) (1)	($)
Theodore E. Charles	2011	400,000	-	-	44,591	444,591
Chairman	2010	400,000	165,000	-	66,372	631,372

Timothy B. Murphy	2011	400,000	-	-	36,941	436,941
Chief Executive Officer	2010	400,000	60,000	-	55,885	515,885

Kathleen L. Donnelly	2011	160,000	-	-	-	160,000
Chief Fiinancial Officer	2010	130,000	25,000	-	-	155,000

1.  All Other Compensation consists of the following items:

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	Fiscal Year Ended	Life Insurance Premiums	Long-Term Care Insurance Premiums	Commissions Earned	Country Club Membership Fees	Auto Leases and Insurance
	March 31,	($)	($)	($)	($)	($)

Theodore E. Charles	2011	-	-	2,777	10,773	31,041
Chairman	2010	-	9,755	7,439	10,900	38,277

Timothy B. Murphy	2011	1,397	-	1,276	8,974	25,294
Chief Executive Officer	2010	1,397	-	1,137	18,442	34,909

Kathleen L. Donnelly	2011	-	-	-	-	-
Chief Financial Officer	2010	-	-	-	-	-

Employment Arrangements with the Chairman and the Chief Executive Officer

      Employment Agreements:

      Effective April 1, 2010, the Company entered into employment agreements (each an “Employment Agreement” and collectively, the “Employment Agreements”) with Timothy B. Murphy, its Chief Executive Officer and a director of the Company, to continue serving full-time as President and Chief Executive Officer (“CEO”) of the Company, and with Theodore E. Charles, the Company’s Chairman of the Board, to continues serving the Company full-time both in his capacity as Chairman of the Board as well as in the new officer position of Chairman, wherein Mr. Charles advises the Board of Directors and the CEO on strategic planning, business development and industry and community relations.  These Employments Agreements supersede in their entirety all prior employment agreements between the Company and these individuals.

      Under the Employment Agreements, each of Messrs. Charles and Murphy is entitled to (i) an annual base salary of $400,000, subject to upward adjustments at the discretion of the Board or a committee thereof, (ii) participation under annual cash bonus plans approved by the Board, (iii) participation at least annually in the Company’s equity plans, (iv) a Disability Benefit, reduced by disability payments received under any other long-term disability plan of the Company and, in the case of Mr. Charles, a more limited benefit,  (v) a Life Insurance Benefit which (A) in the case of Mr. Charles consists of a life insurance policy in the face amount of $2 million (with the face amount of Mr. Charles’ policy to be reduced by $400,000 at the end of any year in which he serves as a consultant to the Company pursuant to the Consulting Agreement described below), and (B) in the case of Mr. Murphy consists of a term life insurance policy in the face amount of at least $1 million, and (vi) perquisites approved by the Board and participation in 401(k), medical and insurance plans made available to executive officers of the Company.

      The term of Mr. Murphy’s Employment Agreement is indefinite and may be terminated by either party at any time for any or no reason.  If Mr. Murphy’s employment is terminated:

(a)        by the Company without Cause, or by Mr. Murphy for Good Reason, he is entitled to (i) all earned but unpaid base salary and prior year annual bonuses, (ii) a pro rata annual bonus for the year of termination payable when normally payable but for his termination, (iii) severance totaling three times his base salary at the time of termination, payable in equal installments over the following 36 months, (iv) further severance equal to three times his prior fiscal year annual bonus, payable in a lump sum within ten days of termination, and (v) such amounts as may be vested under applicable Company retirement and equity plans under the terms thereof;

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(b)        by the Company with Cause, or by Mr. Murphy without Good Reason (other than retirement), he is entitled to the amounts specified in clauses (i) and (v) immediately above;

(c)        upon Mr. Murphy’s Disability or death, Mr. Murphy (in the case of Disability) or his estate (in the case of death) is entitled to the amounts specified in clauses (i), (ii) and (v) of paragraph (a) above and either the Disability Benefit (in the case of Disability) or the Life Insurance Benefit (in the case of death); or

(d)        upon Mr. Murphy’s retirement, he is entitled to the amounts specified in clauses (i), (ii) and (v) of paragraph (a) above.

      The foregoing notwithstanding, Mr. Murphy shall be entitled to the amounts set forth in subparagraph (a) above if, in connection with or within 24 months following a Change in Control of the Company, either (1) the Company terminates Mr. Murphy’s employment without his consent for a reason other than Limited Cause, or his disability or death, or (2) he terminates his employment on 30 days notice for any reason other than retirement.

      The term of Mr. Charles’s Employment Agreement is a three year period that automatically extends for an additional year upon each anniversary date of the Employment Agreement unless and until either party notifies the other, at least 90 days prior to any given anniversary date, that the Employment Agreement will no longer be extended.  The foregoing notwithstanding, the Employment Agreement may be terminated by either party at any time for any or no reason.  If Mr. Charles’ employment under the Employment Agreement is terminated:

(e)        by the Company without Just Cause, or by Mr. Charles for Good Reason, or upon his retirement, but not  if such termination is (A) upon expiration of the term by reason of a notice not to extend (as described above) or (B) upon a voluntary termination of employment by Mr. Charles other than for Good Reason or by reason of retirement, the Employment Agreement will be superseded by the Consulting Agreement described below and, during the term of the Consulting Agreement, the Company shall maintain the Disability Benefit and Life Insurance Benefit formerly provided for in his Employment Agreement;

(f)        by the Company for Just Cause, Mr. Charles shall not be entitled to receive any compensation or other benefits for any period after termination except unpaid bonus or as may be provided by law;

(g)        by the Board due to Mr. Charles’s Disability, Mr. Charles shall receive payments under a Company-provided disability policy, including the Disability Benefit;

(h)        upon Mr. Charles’s death, his estate is entitled to his base salary for the month of death, any earned but unpaid bonus, and the Life Insurance Benefit; or

(i)         by Mr. Charles without Good Reason or retirement, he is entitled to receive only his compensation, accrued and unpaid bonus, vested rights and employee benefits up to the date of termination.

17

      The foregoing notwithstanding, under his Employment Agreement, Mr. Charles shall have the rights set forth in subparagraph (e) above if, in connection with or within 24 months following a Change in Control, either (1) the Company terminates Mr. Charles’s Employment Agreement without his consent for a reason other than Just Cause, or his Disability or death, or (2) he terminates his employment for any reason other than retirement.

      In the event of a Change in Control, under their respective Employment Agreements, each of Messrs. Charles and Murphy shall be entitled to be reimbursed for any excise taxes paid by him as “excess parachute payments” under Section 280G of the Internal Revenue Code on said change of control benefits and on any such reimbursement, provided that any compensation otherwise payable to Mr. Murphy by reason of such Change in Control, but not more than $50,000, shall not be paid to Mr. Murphy if such forbearance would eliminate any such excess parachute payments with respect to him.

      Consulting Agreement:

      Also effective April 1, 2010, the Company entered into a Consulting Agreement (the “Consulting Agreement”) with Mr. Charles to be available, at reasonable times and places, to render, in an advisory or consulting capacity to senior management of the Company and the Board, up to 40 hours per month of services that are materially consistent with those he performed under and during the last twelve months of his Employment Agreement.  The Consulting Agreement takes effect only upon termination of Mr. Charles’s Employment Agreement under circumstances described in paragraph (e) above or upon a Change in Control and continues for a five year term, subject to earlier termination as described below.

      Mr. Charles shall be paid during the term of the Consulting Agreement a consulting fee of $400,000 per year and shall also participate in such cash bonus and equity based plans as the Board may determine from time to time in its sole discretion.  Mr. Charles also shall be entitled to expense reimbursement, participation in the benefit plans maintained by the Company for its employees relating to medical insurance and/or reimbursement of uninsured medical expenses and group disability benefits, and continuation of the Disability Benefit and Life Insurance Benefit that pertained under his Employment Agreement.  Subject to certain terms and conditions, including compliance with the requirement of Section 409A of the Internal Revenue Code, Mr. Charles may elect to defer, up to the date of his death, any payments due him under the Consulting Agreement, and amounts so deferred may, at the determination of the Company, be credited with an interest component for the period of deferral.

      The Consulting Agreement may be terminated by either party at any time for any or no reason.  If the Consulting Agreement is terminated:

(u)        upon Mr. Charles’s death, his estate shall be entitled only to any portion of the consulting fee due through the month of death, and the estate or designated beneficiary shall be entitled to the Life Insurance Benefit;

(v)        by the Company upon the Disability of Mr. Charles, he shall be entitled only to his consulting fee through the date of termination plus the Disability Benefit;

(w)       by the Company with Cause, or by Mr. Charles without Good Reason, Mr. Charles shall be entitled only to his consulting fee due and owing for services previously rendered; or

(x)        by the Company without Cause (other than death or Disability), or by Mr. Charles with Good Reason, Mr. Charles shall be entitled to payment of his consulting fee for the remainder of the term of the Consulting Agreement in a lump sum and continuation of the Disability Benefit and Life Insurance Benefit for the remainder of the term of the Consulting Agreement or until his death.

18

      The Company shall not merge or consolidate into or with another entity, or reorganize or sell substantially all of its assets to another entity or person, unless said entity or person agrees to assume and discharge the obligations of the Company under the Consulting Agreement.

      Restrictions on Activities:

      The Consulting Agreement and the Employment Agreements provide that Messrs. Charles and Murphy shall not engage in certain competitive activity during the terms of their respective agreements.  Further, they shall not engage in certain competitive or solicitation activities for an additional six months (three months, in the case of Mr. Murphy) after termination of such agreements unless such termination was by the individual for Good Reason, or by the Company for any or no reason other than Cause (Just Cause, with respect to Mr. Charles’ Employment Agreement) or Disability.

Employment Arrangements with Chief Financial Officer

      The Company’s Chief Financial Officer, Kathleen L. Donnelly, does not have a formal written employment agreement, is employed at will and has no formal severance arrangements.  Ms. Donnelly’s salary is $160,000 per year.

Outstanding Equity Awards At Fiscal Year-End

      The following table sets forth information as of March 31, 2011 regarding unexercised stock options and non-vested stock resulting from prior awards by the Company to the Named Executive Officers.  Said officers did not possess any unvested equity incentive plan awards as of said date.

		Option Awards			Stock Awards
	Number	Number			Number	Market
	of	of			of Shares	Value of
	Securities	Securities			of Stock	Shares
	Underlying	Underlying			That Have	of Stock
	Unexercised	Unexercised	Option		Not	That Have
	Options	Options	Exercise	Option	Vested	Not
	(#)	(#)	Price	Expiration	(#) (1)	Vested
Name	Exercisable	Unexercisable	($)	Date		($)

Theodore E. Charles	-				10,000	$61,100

Timothy B. Murphy	150,000	-	$1.00	None	10,000	$61,100

Kathleen L. Donnelly	-				-	-

(1)  10,000 unvested shares listed as being held by each of Messrs. Charles and Murphy vested on June 12, 2011.

19

Director Compensation

      The following table sets forth information concerning the compensation for fiscal 2011 of the Company’s directors who are not Named Executive Officers.

	Fees Earned or
	Paid in Cash (2)	Stock Awards	Total
Name (1)	($)	($)	($)

William J. Atherton	$29,250	$0	$29,250

Robert Martin	$30,000	$0	$30,000

Arthur Stickney	$25,000	$0	$25,000

Geoffrey Chalmers	$32,000	$0	$32,000

1.                   Any compensation received as a director by Named Executive Officers is disclosed in the Summary Compensation Table, infra, and accordingly is not disclosed in this table.

2.                    Each director who is not an employee receives the following per annum fees in quarterly installments so long as he or she serves in the following positions:  (i) $20,000 as a director, (ii) $3,000, $2,000 and $2,000, respectively, as a member of the Audit, Human Resource or Nominating and Governance Committee, and (iii) an additional $5,000, $3,000 and $2,000, respectively, as Chairman of the Audit, Human Resources or Nominating and Governance Committee.

Audit Committee Report

The Board of Directors of the Company has appointed an Audit Committee composed of four independent directors.

The Board of Directors has adopted a written charter for the Audit Committee.  The Audit Committee reviews and assesses the adequacy of its charter on an annual basis.  The Audit Committee's job is one of oversight as set forth in its Charter. It is not the duty of the Audit Committee to prepare the Company's financial statements, to plan or conduct audits, or to determine that the Company's financial statements are complete and accurate and are in accordance with accounting principles generally accepted in the United States of America. The Company's management is responsible for preparing the Company's financial statements and for maintaining internal controls. The independent auditors are responsible for auditing the financial statements and for expressing an opinion as to whether those audited financial statements fairly present the financial position, results of operations, and cash flows of the Company in conformity with accounting principles generally accepted in the United States of America.

The Audit Committee has reviewed and discussed the Company's audited consolidated financial statements with management and with Marcum LLP ("Marcum"), the Company's independent auditors for the fiscal year ended March 31, 2011.

The Audit Committee has discussed with Marcum the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board (the “PCAOB”) in Rule 3200T.

20

The Audit Committee has received from Marcum the written disclosures and the letter from the Auditors required by applicable requirements of the PCAOB regarding Marcum’s communications with the Audit Committee concerning independence, and has discussed with Marcum its independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10- K for the fiscal year ended March 31, 2011 for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE

/s/ Geoffrey Chalmers, William J. Atherton, Robert Martin and Arthur Stickney

certain relationships and related transactions

Our principal executive offices, comprised of several office condominiums, are located in an 11,737 square foot facility at 230 Broadway, Lynnfield, MA.   The Company also maintains an office in a 2,132 square foot facility at 218 Boston Street, Topsfield, MA.  Both of these properties are leased from entities owned and controlled by the Chairman and principal shareholder of ICH for a combined annual rent of $278,434 for fiscal 2012 with annual escalations thereafter for the Lynnfield office. The Company believes the annual rent amounts are consistent with current market rates for comparable space in the same geographic areas.  The Topsfield and Lynnfield leases expire on March 31, 2012 and 2015, respectively.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Exchange Act requires directors and officers of the Company and persons, or “groups” of persons, who own more than 10% of a registered class of the Company’s equity securities (collectively, “Covered Persons”) to file with the Securities and Exchange Commission, NYSE Amex and the Company, within specified time periods, initial reports of beneficial ownership, and subsequent reports of changes in ownership, of certain equity securities of the Company.  Based solely on its review of copies of such reports furnished to it or filed with the SEC and available on EDGAR, and upon any written representations of Covered Persons that no other reports were required, the Company believes that Covered Persons have failed to meet such filing requirements as follows:  Arthur Stickney failed to timely file one or more Forms 4.

Annual Report to Stockholders / Form 10-K

The Company's Annual Report to its stockholders for fiscal 2011 is being mailed to all stockholders concurrently with this Proxy Statement. A copy of the Company's Report on Form 10-K (excluding exhibits), as filed with the SEC, may be obtained at no cost by writing to Douglas C. Leonard, Corporate Secretary, Investors Capital Holdings, Ltd., 230 Broadway East, Lynnfield, Massachusetts 01940.  Additional copies of exhibits listed in the Form 10-K are available upon written request to the Corporate Secretary at a nominal charge to cover printing and mailing. The Form 10-K also may be accessed on the internet at http://www.investorscapital.com/home/investorRelations/secFilingsIndex.aspx  and at http://www.sec.gov.

21

Proposals for 2012 Annual Meeting

No person who intends to present a proposal for action at the 2012 annual stockholders meeting of the Company may seek to have the proposal included in the Board of Directors’ proxy statement or form of proxy for such meeting unless that person (a) is a record or beneficial owner of at least 1% or $2,000 in market value of shares of Common Stock and, if not the record holder, submits proof of beneficial ownership, (b) has held such shares continuously for at least one year at the time the proposal is submitted, and such person shall continue to own such shares through the date of the meeting and so states in writing, (c) notifies the Company of his intention to appear personally at the meeting or by a qualified representative under applicable state law to present his proposal for action, and (d) timely submits his or her proposal. A proposal to be included in the Board of Directors’ proxy statement and form of proxy for the Company's next annual meeting of stockholders will be timely submitted if the proposal has been received at the Company's principal executive office no later than March 15, 2012 (being 120 calendar days before the date of this proxy statement).  However, if the date of the 2012 annual meeting is changed by more than 30 calendar days from August 23, or if the proposal is to be presented at any meeting other than the next annual meeting of stockholders, the proposal must be received at the Company's principal executive office at a reasonable time before the Company begins to print and send its proxy materials for the 2012 annual meeting.

A person may submit only one proposal with a supporting statement of not more than 500 words, and under certain circumstances enumerated in the rules of the Securities and Exchange Commission (the “SEC”) relating to the solicitation of proxies, the Company may be entitled to omit the proposal and any statement in support thereof from its proxy statement and form of proxy.

The Company will be permitted to vote proxies in its discretion on any proposal properly coming before the Company's 2012 annual meeting of stockholders if the Company:

•     does not receive notice of the proposal on or before May 31, 2012 (being 45 calendar days prior to the date of this proxy statement) or if the date of the 2012 annual meeting is changed more than 30 days from August 23, the proposal must be received at the Company’s principal executive office at a reasonable time before the Company sends its proxy materials for the 2012 annual meeting, or

•    receives notice of the proposal no later than May 31, 2012 and  advises stockholders in its proxy statement about the nature of the matter and how the Company intends to exercise its discretion to vote on such matter, all except as otherwise provided by applicable SEC rules.

Notices of intention to present proposals at the Company's next annual stockholders meeting should be addressed to Douglas C. Leonard, Esq., Corporate Secretary, Investors Capital Holdings, Ltd., 230 Broadway East, Lynnfield, MA 01940.

By order of the Board of Directors,

/s/ Theodore E. Charles

Chairman of the Board

22

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

INVESTORS CAPITAL HOLDINGS, LTD.
230 BROADWAY
LYNNFIELD, MA 01940

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2

1 1

CONTROL# → 000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

02 0000000000

The Board of Directors recommends you vote FOR the following:

1. Election of Directors
Nominees

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

01 Theodore E. Charles 02 Timothy B. Murphy 03 William Atherton 04 Geoffrey Chalmers 05 Robert Martin
06 Arthur Stickney

The Board of Directors recommends you vote FOR the following proposal:

	For	Against	Abstain
2 Ratification of the appointment of Marcum LLP as independent auditors for the Company's fiscal year ending March 31, 2012.	☐	☐	☐

NOTE: THE BOARD OF DIRECTORS URGES THAT YOU COMPLETE, SIGN AND DATE THE PROXY CARD AND RETURN IT PROMPTLY BY MAIL IN THE ENCLOSED ENVELOPE. This Proxy is revocable and each of the below signatories reserves the right to attend the Meeting and vote in person.

For address change/comments, mark here. ☐
(see reverse for instructions)

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000111529_1 R1.0.0.11699

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report is/ are available at www.proxyvote.com .

INVESTORS CAPITAL HOLDINGS, LTD.
PROXY SOLICITED BY THE BOARD OF DIRECTORS
Annual Meeting of Stockholders - August 23, 2011

Each of the undersigned, revoking all prior proxies, hereby appoints Theodore E. Charles and Timothy B. Murphy, or either of them acting alone, the true and lawful proxies and attorneys-in-fact of the undersigned to attend and vote, as specified in this proxy, such shares of Common Stock of Investors Capital Holdings, Ltd. (the "Company") as were held of record in the name(s) of the undersigned as of the July 1, 2011 record date (the "Shares"), at the Annual Meeting of the Stockholders of the Company to be held Tuesday, August 23, 2011, at 10:00 a.m. local time, at the Eastern Point Yacht Club located at 125 Eastern Point Boulevard, Gloucester, Massachusetts and at any adjournments or postponements thereof (the "Meeting").

Each of the undersigned hereby instructs said proxies to vote the Shares as specified below regarding Proposals 1 and 2 set forth in the Board of Directors' Proxy Statement dated July 14, 2011 and, **IN THE ABSENCE OF SUCH SPECIFIC INSTRUCTIONS, TO VOTE THE SHARES *FOR* EACH OF THE BOARD'S NOMINEES LISTED BELOW AND FOR PROPOSAL 2**. Further, each of the undersigned hereby instructs said proxies to vote the Shares in accordance with their judgment regarding any other matters that may come properly before the Meeting.

Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

0000111529_2 R1.0.0.11699